COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2025
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

Lease Commitment

The Company is committed under a lease agreement for office in Hong Kong. It was a month-to-month lease agreement at HK$8,000 (Approximately US$1,022) per month, payable in advance on the first day of each calendar month.

Contingencies

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no pending or threatened claims and litigation as of March 31, 2025 and through the issuance date of these consolidated financial statements.